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                                                                   EXHIBIT 10.12

                           BJ'S WHOLESALE CLUB, INC.

                      GENERAL DEFERRED COMPENSATION PLAN

 1.  Purpose
     -------

     The purpose of the BJ's Wholesale Club, Inc. General Deferred Compensation Plan is to provide a means for selected participants to defer the payment of compensation.

 2.  Definitions
     -----------

     a) "Company" shall mean BJ's Wholesale Club, Inc. and its subsidiaries, except that as used in Exhibit A the term "Company" shall mean BJ's
                                ---------
         Wholesale Club, Inc. As used in the preceding sentence and in Exhibit A, "subsidiary" means any corporation or other entity 50% or
         ---------
         more of the total combined voting power of all classes of stock or other interests of which are owned, directly or indirectly, by BJ's Wholesale Club, Inc.

     b) "Deferral Period" shall mean the period of time commencing on the date a Participant makes an election to defer Eligible Compensation pursuant to Section 4 and ending on the date on which payment of such Deferred Compensation commences.

     c) "Deferred Compensation" shall mean "Eligible Compensation," the payment of which has been deferred by a "Participant."

     d) "E.C.C." shall mean the Executive Compensation Committee of the Board of Directors of BJ's Wholesale Club, Inc.

     e) "Effective Date" shall mean the date on which Waban Inc. completes the spin-off of the Company by distributing to Waban's stockholders on a pro rata basis all of the outstanding shares of Common Stock of the Company held by Waban Inc.

     f) "Eligible Compensation" shall mean (i) any base salary payable, (ii) any cash bonus payable pursuant to an annual or long-term incentive plan of the Company, (iii) any annual retainer and/or meeting fees payable to directors of BJ's Wholesale Club, Inc., and (iv) subject to such exceptions as the E.C.C. may provide, other cash compensation payable to a "Participant."
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     g)  "Eligible Participant" shall mean (i) an employee of the Company who has been selected by the E.C.C. as eligible to defer compensation or
         (ii) a director of the Company.

     h) "Fiscal Year" shall mean the period ending on the last Saturday in January, and commencing on (i) the Sunday following the last Saturday in January of the preceding calendar year or (ii) with respect to the fiscal year in which the Effective Date occurs, such Effective Date. The First Quarter commences on the Sunday following the last Saturday in January of the preceding calendar year and includes the first through thirteenth week of a Fiscal Year; the Second Quarter includes the fourteenth through twenty-sixth week of a Fiscal Year; the Third Quarter includes the twenty-seventh through thirty-ninth week of a Fiscal Year; the Fourth Quarter includes the fortieth through fifty-second or fifty-third week of a Fiscal Year. Said Four Quarters are the Fiscal Quarters of a Fiscal Year. If the Fiscal Year does not begin on the Sunday following the last Saturday in January, then the Fiscal Quarters shall include the balance of the Fiscal Quarter in which the Effective Date occurs and the remaining Fiscal Quarters in such Fiscal Year.

     i) "Interest Rate" for a Fiscal Year shall mean a rate equal to the yield as quoted in the Wall Street Journal on the first Monday of each Fiscal Month upon the issue of United States Treasury Notes which have a period remaining to maturity of not less than, but closest to, ten years after the first day of such Fiscal Month, averaged over the previous 12 months, or if there is no such quote, the E.C.C. shall determine a rate of interest which is consistent with the foregoing.

     j) "Participant" shall mean an Eligible Participant who has elected to defer compensation in accordance with the Plan.

     k) "Plan" shall mean this BJ's Wholesale Club, Inc. General Deferred Compensation Plan as it may be amended from time to time.

     l) "Termination Date" shall mean (i) in the case of an employee, the date of severance of a Participant's employment with the Company, whether by death, disability, retirement, resignation, discharge, or otherwise or
         (ii) in the case of a director, the date the individual ceases to be a director of the Company.

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3.   Administration
     --------------

     This Plan shall be administered by the E.C.C. which, in addition to the authority, power, and duty expressly set forth in the Plan, shall have the authority, power, and duty, subject to the provisions of the Plan, to (A) make rules and regulations for the deferral of compensation, the designation of beneficiaries, and the payment of Deferred Compensation, (B) interpret the Plan, and (C) make any other determinations that it believes necessary or advisable for the administration of the Plan. Decisions and determinations made by the E.C.C. shall be final and binding upon all persons.

4.   Deferral of Compensation
     ------------------------

     A.  Election to Defer
         -----------------

         Each Eligible Participant may make any election to defer receipt of all or any part of payment of Eligible Compensation, pursuant to the rules and regulations established by the E.C.C. for deferral.

         At the time of making an election to defer, each Participant shall elect (i) the specific date or event, before or after the Participant's Termination Date, following which the first payment of any Deferred Compensation and interest thereon will be made, and (ii) whether payment(s) shall be made in a lump sum or in designated monthly installments, not to exceed 120 months. If the Participant fails to designate the payment period and/or schedule for payment with respect to any Deferred Compensation, the payment of said Deferred Compensation and interest thereon will be made in 120 monthly installments, commencing as soon as reasonably practicable after the Participant's Termination Date.

     B.  Notice of Election to Defer
         ---------------------------

         Each Participant shall, within the time limits specified in paragraph C below, notify the Company in writing on forms provided by the Company of an election to defer the receipt of all or any part of payment of Eligible Compensation. Each such notice shall state:

         (1) the amount or percentage of the Eligible Compensation to be deferred;

         (2) the date on which, or the event following which, payment of said Deferred Compensation is to commence;

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         (3)   the payment period, including number of months and schedule elected for payment;

         (4) the Beneficiary(ies), if any, with respect to said Deferred Compensation (see Section 7(C) below).

         For purposes of (1) above, the E.C.C. may specify a minimum amount or percentage of deferral.

         For purposes of (2) above, the E.C.C. may specify a minimum period of deferral.

     C.  Time of Notice of Election to Defer
         -----------------------------------

         The Participant's written notice of election to defer all or any part of Eligible Compensation must be received by the Company within the following time limits:

         Type of Compensation                   Notice Required
         --------------------                   ---------------

            Base Salary              For all or any part of base salary to be
                                     earned in a Fiscal Quarter, the election shall be filed with the E.C.C. prior to the close of the immediately preceding Fiscal
                                     Quarter.

          Annual Incentive           For all or any part of any cash bonus to be
                                     earned in a Fiscal Year pursuant to an
                                     annual incentive plan, the election shall be filed with the E.C.C. prior to the close of the Third Quarter of the Fiscal Year to which such election relates.

         Long-Term Incentive         For all or any part of any cash bonus to be
                                     earned in a multi-year award period
                                     pursuant to a long-term incentive plan, the election shall be filed with the E.C.C.
                                     prior to the January 1st immediately
                                     preceding the last Fiscal Year of the
                                     applicable award period to which such
                                     election relates.

        Annual Retainer and/or       For all or any part of directors' annual
             Meeting Fees            retainer and/or meeting fees to be earned
                                     in a Fiscal Quarter, the election(s) shall be filed with

                                      -4-
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                                     the E.C.C. prior to the close of the
                                     immediately preceding Fiscal Quarter.

     D.  Revocation of Election
         ----------------------

         (1)  Within Eligible Time Periods for Filing Election. A Participant
              ------------------------------------------------
              may revoke or modify an election to defer any compensation duly made provided that notice of the same is filed with the E.C.C. prior to the last day stated above for making an election to defer such compensation.

         (2)  Hardships and Unusual Circumstances. In the case of hardship or
              -----------------------------------
              unusual circumstance, the E.C.C., in its sole discretion, may modify any election previously made to defer any compensation pursuant to this Section 4, if such modification shall be requested by said Participant, or after the Participant's death, by his designated Beneficiary or his estate, as the case may be.

 5.  Establishment of Deferred Account
     ---------------------------------

     The Company shall establish and maintain a separate Deferred Account for each deferral made by a Participant, except that a single aggregated Deferred Account may be maintained for all deferrals by a Participant having identical payout periods.

     Each Deferred Account of a Participant shall consist of an amount of money credited to such account by reason of the Participant's election to defer Eligible Compensation, as follows:

     (1) Principal
         ---------

     The Participant's Deferred Account shall be credited with the amount of such Eligible Compensation as the Participant shall elect to defer as of the date on which it would be payable but for said deferral.

     (2) Interest
         --------

     On the last day of each Fiscal Quarter of each Fiscal Year, the Participant's Deferred Account shall be credited with interest computed on the average monthly balance of said account during the Fiscal Quarter at the Interest Rate designated for the Fiscal Year.

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     After the close of each Fiscal Year, the Company shall deliver to each
     Participant a written report summarizing the balance of the Participant's Deferred Account(s) as of the last day of the Fiscal Year.

 6.  Payment of Deferred Compensation
     --------------------------------

     A.  Amount of Payment
         -----------------

         Unless the Participant has selected a lump sum payment or some other payment schedule or formula which has been approved by the E.C.C., the amount to be paid to a Participant in any month during the payout period specified in the Participant's election shall be paid in cash and computed by multiplying the amount credited to the Deferred Account by a fraction, the numerator of which is one and the denominator of which is the number of months remaining in the applicable payment period.

     B.  Time of Payment
         ---------------

     (1) Distribution While Actively Employed. In the case in which a
         ------------------------------------
         Participant elects to receive payment on a specified date or event and the Participant is actively employed by the Company at such date or event, all payments shall be made in accordance with the election(s) filed with the Company.

     (2) Distribution Upon Termination Date. The entire amount, if any,
         ----------------------------------
         then credited to each Deferred Account of a Participant shall be paid to him or his designated Beneficiary or his estate, as the case may be, in accordance with the election(s) filed by the Participant with the Company.


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      7.  General Provisions
          ------------------

      A.  Assignment
          ----------

          No Participant's interest in any Deferred Account is assignable, either by voluntary or involuntary assignment or by operation of law. No part of any Deferred Compensation may be paid over, loaned, sold, assigned, transferred, discontinued, pledged as collateral for a loan, or in any other way encumbered until after the Deferral Period with respect to such Deferred Compensation.

      B.  Unsegregated Funds
          ------------------

          The Company shall be under no obligation to segregate any deferred funds, and an election to defer Eligible Compensation hereunder shall constitute an acknowledgement and agreement by the Participant that such unsegregated funds belong absolutely and unconditionally to the Company and are subject to the claims of the Company's unsecured general creditors. Nothing herein contained shall be construed as creating any trust, express or implied, for the benefit of any Participant. Notwithstanding the foregoing, the Company in its discretion may establish and fund a so-called "rabbi trust" or similar grantor trust to provide for the payment of benefits hereunder.

      C.  Designation of Beneficiary
          --------------------------

          Subject to applicable law, each Participant may designate a Beneficiary(ies) to receive payments to be made of Deferred Compensation, if any, after the Participant's death. In the absence of such designation, all such amounts shall be paid to the Participant's estate. The designation shall be made on a form to be supplied by the E.C.C. and may be revoked or superseded at any time. Payments to a Beneficiary(ies) shall be made in accordance with a schedule designated by the Participant.

      D.  Reservation of Rights
          ---------------------

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          Nothing in this Plan shall be construed to (i) give any employee any right to defer compensation other than as expressly authorized and permitted by the E.C.C., (ii) limit in any way the right of the Company to terminate a Participant's employment with the Company, or
          (iii) be evidence of any agreement or understanding, express or implied, that the Company will employ a Participant at any particular rate of remuneration.

      E.  Amendment or Termination of the Plan
          ------------------------------------

          The Board of Directors may, at any time, terminate or amend this Plan provided that any such termination or amendment shall not adversely affect the rights of Participants or Beneficiaries to payments of amounts standing to the credit of Participants in their Deferred Accounts at the time of such amendment or termination. In the event of termination of this Plan, the E.C.C., in its sole discretion, may establish classes of Participants and/or beneficiaries and apply different payment rules to such classes and distribute all amounts in the Deferred Accounts in such manner as it shall determine.

      F.  Withholding
          -----------

          The Company shall have the right to deduct or withhold from all payments of Deferred Compensation any taxes or levies required by law to be withheld from an employee with respect to such payments.

      G.  Change in Employment or Law
          ---------------------------

          The E.C.C. may, in its sole discretion, make appropriate adjustments with respect to the terms of the Plan and its applicability to Participants, including termination of individual deferral agreements or dilution or suspension of any provision of such agreements, in the event (i) of a discontinuance by the Company of a Participant's employment with the Company resulting from an event such as the merger, sale or consolidation of the Company, or (ii) any of the anticipated benefits of deferral pursuant to this Plan or any provision hereof are altered by reason of any interpretation of or change in law, policy or regulation.

      H.  Effective Date
          --------------

          This Plan shall become effective on the date on which Waban Inc. completes the spin-off of the Company by distributing to the stockholders of Waban Inc. on a pro rata basis all of the then outstanding shares of Common Stock of the Company.

      I.  Change of Control
          -----------------

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          Notwithstanding any other provision of the Plan, upon a Change of
          Control (as defined in Exhibit A) of the Company no further deferrals
                                 ---------
          under Section 4 (whether elected prior to the Change of Control or not) shall be permitted; the entire amount then credited to each Deferred Account of each Participant shall promptly be paid to such Participant (or his designated Beneficiary or his estate) in a lump sum payment; and the Plan shall terminate.

      J.  Named Fiduciary
          ---------------

          The E.C.C. shall serve as the Named Fiduciary of the Plan. With respect to any claim for benefits made under the Plan, the E.C.C. shall follow the claims and review procedure set forth in any savings plan maintained by the Company which is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended; provided that the E.C.C. may designate one of its members to review initial claims for benefits, but the full membership of the E.C.C. shall review any denied claim when requested to do so by the claimant in accordance with the procedure.

                                      -9-
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                                   EXHIBIT A
                                   ---------

                       Definition of "Change of Control"
                       --------------------------------

     "Change of Control" shall mean the occurrence of any one of the following events:

          (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which satisfies the criteria set forth in clauses (i), (ii) and (iii) of subsection (c) of this definition; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequently to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (except that this proviso shall not apply to any individual whose initial assumption of office as a director occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board); or

          (c) Consummation of a reorganization, merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which as used in section
(c) of this definition shall include, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation and (iii) at least half of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.